AMENDED AND RESTATED

SCHEDULE A

DATED MAY 13, 2013

TO THE

INVESTMENT ADVISORY AGREEMENT DATED DECEMBER 30, 2010

BETWEEN

EQUINOX FUNDS TRUST AND EQUINOX FUND MANAGEMENT, LLC

Series of Equinox Funds Trust	Effective Date of Board Approval	Agreement Execution Date with respect to a Fund*
Equinox Abraham Strategy Fund	August 8, 2011	April 19, 2012

Equinox Chesapeake Strategy Fund	August 8, 2011	April 19, 2012

Equinox Crabel Strategy Fund	August 8, 2011	April 19, 2012

Equinox Eclipse Strategy Fund	August 8, 2011	January 25, 2012

Equinox John Locke Strategy Fund	August 8, 2011	January 25, 2012

Equinox Absolute Return Plus Strategy Fund	August 8, 2011	April 19, 2012

Equinox QCM Strategy Fund	August 8, 2011	January 25, 2012

Equinox Tiverton Strategy Fund	August 8, 2011	April 19, 2012

Equinox Campbell Strategy Fund	November 16, 2012	March 1, 2013

*	Execution date of initial consent of sole shareholder

EQUINOX FUNDS TRUST

By:	/s/ Robert J. Enck
Name:	Robert J. Enck
Title:	President

EQUINOX FUND MANAGEMENT, LLC

By:	/s/ Robert J. Enck
Name:	Robert J. Enck
Title:	President & CEO

AMENDED AND RESTATED

SCHEDULE B

DATED MAY 13, 2013

TO THE

INVESTMENT ADVISORY AGREEMENT DATED DECEMBER 30, 2010

BETWEEN

EQUINOX FUNDS TRUST AND EQUINOX FUND MANAGEMENT, LLC

INVESTMENT ADVISORY FEE SCHEDULE

Fund	Annual Fee as a Percentage of Fund’s Average Daily Net Assets	Effective Date of Board Approval	Agreement Execution Date with respect to a Fund*
Equinox Abraham Strategy Fund	0.75% (75 basis points)	August 8, 2011	April 19, 2012

Equinox Chesapeake Strategy Fund	0.75% (75 basis points)	August 8, 2011	April 19, 2012

Equinox Crabel Strategy Fund	0.75% (75 basis points)	August 8, 2011	April 19, 2012

Equinox Eclipse Strategy Fund	0.75% (75 basis points)	August 8, 2011	January 25, 2012

Equinox John Locke Strategy Fund	0.75% (75 basis points)	August 8, 2011	January 25, 2012

Equinox Absolute Return Plus Strategy Fund	0.75% (75 basis points)	August 8, 2011	April 19, 2012

Equinox QCM Strategy Fund	0.75% (75 basis points)	August 8, 2011	January 25, 2012

Equinox Tiverton Strategy Fund	0.75% (75 basis points)	August 8, 2011	April 19, 2012

Equinox Campbell Strategy Fund	0.75% (75 basis points)	November 16, 2012	March 1, 2013

*	Execution date of initial consent of sole shareholder

EQUINOX FUNDS TRUST

By:	/s/ Robert J. Enck
Name:	Robert J. Enck
Title:	President

EQUINOX FUND MANAGEMENT, LLC

By:	/s/ Robert J. Enck
Name:	Robert J. Enck
Title:	President & CEO